Exhibit 99.2

BLOCKCHAIN DIGITAL INFRASTRUCTURE, INC.

AUDIT COMMITTEE CHARTER

Adopted: March 16, 2026

The Audit Committee (the “Committee”) is a committee of the board of directors (the “Board”) of Blockchain Digital Infrastructure, Inc. (the “Company”). The responsibilities and powers of the Committee of the Board, as delegated by the Board, are set forth in this charter. Whenever the Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its shareholders.

I. PURPOSE

The Committee is appointed by the Board to assist the Board in fulfilling its responsibilities for the oversight and monitoring of the quality and integrity of the accounting, auditing internal controls, and reporting practices of the Company, and performs such other duties as are directed by the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention, and oversight of the public accounting firm engaged to prepare or issue audit reports on the financial statements of the Company.

II. COMMITTEE MEMBERSHIP

The membership of the Committee shall consist of at least three independent directors (and in no case should there be less than a majority of independent directors) as defined by Section 803 of the NYSE American Company Guide, Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any exchange or national listing market system, if any, upon which the Company’s securities are listed or quoted for trading (the “Trading Market”). Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, and shall qualify as an “audit committee financial expert” under the rules of the SEC and the NYSE American’s listing standards. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. No member of the Committee can have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years. Applicable laws and regulations shall be followed in evaluating a member’s independence.

The members of the Committee shall be appointed by and serve at the discretion of the Board. The members of the Committee must elect a chairperson (the “Chairperson”) of the Committee from among their number. The Board may remove any member from the Committee at any time, with or without cause. A Committee member may resign by delivering his or her written resignation to the Chairperson of the Board, or may be removed by majority vote of the Board by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified. The members of the Committee shall serve until their successors are appointed and qualified. The Board shall have the power at any time to fill vacancies in the Committee, subject to such new member(s) satisfying any applicable requirements.

III. COMMUNICATIONS/REPORTING

The public accounting firm shall report directly to the Committee. The public accounting firm must be given reasonable notice of, and has the right to attend and be heard at, each meeting of the Committee, and must attend a meeting of the Committee when requested to do so by the Committee and after being given reasonable notice to do so. On the request of the public accounting firm, the Chairperson of the Committee must convene a meeting of the Committee to consider any matter that the public accounting firm believes should be brought to the attention of the Board or shareholders. The Committee is expected to maintain free and open communication with the public accounting firm, the internal accounting staff, and the Company’s management. This communication shall include private executive sessions, at least annually, with these parties. The Committee Chairperson shall report on the Committee activities, and issues arising before the Committee, to the full Board.

IV. MEETINGS

The Committee shall meet on a quarterly basis or more frequently as circumstances require. The Committee may ask members of management or others to attend the meetings.

Actions of the Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a quorum of the members of the Committee present and voting. The quorum for a meeting of the Committee is a majority of the members of the Committee (and in no case should there be less than a majority of independent directors). Actions taken in writing, to be valid, shall be signed by all members of the Committee. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board, prepared by the secretary or a person appointed by the Committee. All meetings require the presence of a majority of the members of the Committee to conduct business. Each Committee member shall have one vote.

The agenda for the Committee meetings will be prepared in consultation between the Committee Chairperson and members of the Committee, and when appropriate, with Company’s financial management and the public accounting firm.

The Committee will be governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Committee will meet separately with members of the Company’s management, with the Company’s internal auditors or other personnel primarily responsible for the design, implementation and, once implemented, performance of the Company’s internal audit function, and with the Company’s independent auditors at such times as the Committee deems appropriate. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

V. RESPONSIBILITIES

The Committee shall report regularly to the Board. The Committee relies on the expertise and knowledge of management, the internal accounting staff, and the public accounting firm in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The public accounting firm is accountable to the full Board and the Committee. The public accounting firm is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures, and controls. The Committee must, review and report to the Board on the following before they are published: (a) the financial statements of the Company, (b) the public accounting firm’s report, if any, prepared in relation to those financial statements. The Board must provide to the Committee the financial statements and the public accounting firm’s report referred to above in sufficient time to allow the Committee to review and report on those financial statements and the public accounting firm’s report.

VI. SPECIFIC RESPONSIBILITIES

1.	Perform such functions as assigned by law, the Company’s Amended and Restated Certificate of Incorporation and By Laws, or the Board.

2.	Receive periodic reports from the Company’s public accounting firm regarding the firm’s independence (including disclosures required by the Public Company Accounting Oversight Board (the “PCAOB”)), discuss such reports with public accounting firm, and take appropriate action to oversee the independence of the public accounting firm.

3.	Provide a report in the annual proxy statement that includes the Committee’s review and discussion of matters with management and the independent public accounting firm. In addition, a copy of the Committee charter shall be made available on the Company website.

4.	Appoint, approve the compensation of, determine whether to retain or terminate, and provide oversight of the public accounting firm. The Committee may delegate the responsibility of approving proposed non-audit services that arise between Committee meetings to the Chairperson, provided that the decision to approve the service is presented at the next scheduled Committee meeting. Establish policies for audit partner rotation in compliance with applicable laws and regulations. The Committee may establish pre-approval policies and procedures for such services that comply with applicable laws, rules and regulations subject to certain de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which shall be approved by the Committee prior to the completion of the audit.

5.	Confirm annually and review the independence of the public accounting firm, and the firm’s non-audit services and related fees. At least annually, obtain and review a report by the independent auditor describing: (i) the audit firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or (iii) by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues described in the report.

6.	Verify the Committee consists of a minimum of three members who meet all applicable standards of independence and are financially literate, including at least one member who has financial management expertise.

7.	Review with the public accounting firm and the Company’s financial management the adequacy and effectiveness of the Company’s internal controls and operating procedures, including computerized information system controls and security the responsibilities, budget and staffing of the Company’s internal audit and control function, as well as the need for any special audit procedures in response to material control deficiencies, through inquiry and discussions with the Company’s independent auditors and management. Establish policies regarding the hiring of employees or former employees of the independent auditors in accordance with the applicable rules of NYSE American and the SEC. Review, in consultation with the independent auditors, the annual audit plan and scope of audit activities and monitor such plan’s progress. Review the reports prepared by management, assessing the adequacy and effectiveness of the Company’s internal controls and procedures, prior to the inclusion of such reports in the Company’s periodic filings as required under SEC rules. Review the internal controls and procedures designed to assess, monitor and manage business risk and legal and ethical compliance programs.

8.	Review policies and procedures regarding transactions, and review and oversee the transactions, between the Company and officers, directors and other related parties that are not a normal part of the Company’s business (“related party transactions”) in accordance with the applicable rules of NYSE American and the SEC (it being understood that if the Board creates a special committee in connection with such a transaction or holds a meeting of the non-interested directors of the Board to approve such transaction, the Committee shall not be required to consider such transaction or assess conflicts of interest in connection with such transaction).

9.	Meet with management and the public accounting firm to review earnings press releases, as well as the Company’s policies with respect to release of financial information and earnings guidance to be provided to analysts and rating agencies, including any proposed use of “pro forma” or “adjusted” non- GAAP and non-International Financial Reporting Standards (“IFRS”) information. Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

10.	Review and discuss with management and the independent public accounting firm the annual and quarterly financial statements of the Company and the independent public accounting firm’s report, if any, prepared in relation to those financial statements, including: (a) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q with the SEC; (c) all critical audit matters identified by the independent public auditor; (d) the items required to be discussed by the applicable requirements of the PCAOB and the SEC, and other matters, if any, brought to the attention of the Committee by employees or officers of the Company; (e) prior to issuance any financial information provided by the Company to the general public or any regulatory body; and (f) recommend to the Board, if appropriate, that the Company’s annual audited financial statements be included in the Company’s Annual Report on Form 10-K.

11.

Discuss with management, the internal auditor and the independent auditors significant financial reporting issues raised and judgments made in connection with the preparation of the Company’s financial statements, including the review of (i) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles; (ii) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues raised and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP or IFRS methods on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the Company’s financial statements.

Review on a regular basis with the Company’s independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management; and ensure the resolution of any disagreements between management and the independent auditors regarding financial reporting.

12.	In connection with each periodic report of the Company, review management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act (the “Act”), and the contents of the Chief Executive Officer’s and the Chief Financial Officer’s certifications to be filed under Section 302 and 906 of the Act.

13.	Meet with the public accounting firm in executive session to discuss any matters that the Committee or the public accounting firm believe should be discussed privately with the Committee.

14.	Meet with the Chief Financial Officer, and separately, in executive session to discuss any matters that the Committee believes should be discussed with the Committee.

15.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16.	Oversee compliance with the Company’s Code of Business Conduct and Ethics and consider conflicts of interest (it being understood that if the Board creates a special committee in connection with a transaction or holds a meeting of the non-interested directors of the Board to approve a transaction, the Committee shall not be required to consider such transaction or assess conflicts of interest in connection with such transaction).

17.	In the Committee’s sole discretion, appoint and set the compensation of such special or independent counsel, accountants or other experts as the Committee deems necessary or appropriate to discharge its duties and responsibilities. The Committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding for payment of reasonable compensation to its advisors in such amounts as the Committee deems necessary to carry out its duties.

18.	Conduct periodic oversight and meet periodically to review the Company’s financial and business risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and to respond to data breaches.

19.	Review and reassess the adequacy of this charter on an annual basis and recommend any proposed changes to the Board for approval

20.	Conduct an annual performance review of the Committee that (i) assesses the Committee’s performance relative to the purpose, duties and responsibilities of the Committee outlined in this Charter and in Section 803 of the Company Guide, and (ii) establishes the Committee’s goals and objectives for the following year. The Committee may conduct this annual performance evaluation in the manner deemed appropriate by the Committee in its business judgment.

21.	Discuss with the Company’s chief legal officer legal matters that may have a material impact on the financial statements or the Company’s compliance procedures. Receive reports from the Company’s legal counsel regarding any material violation of law or any material breach of fiduciary duty by the Company, an officer, employee or any agent of the Company.

22.	Ensure the rotation of the lead (or coordinating) audit partner and other significant audit partners as required by applicable law, rules and regulations.

23.	Review proposed major changes to the Company’s accounting and auditing principles and practices as suggested by management or the independent auditor.

24.	Perform any other activities consistent with this Charter, the Company’s Amended and Restated Certificate of Incorporation and By-Laws, and governing law as the Committee or the Board deems necessary or appropriate.

25.	Receive reports from the Auditor regarding illegal acts that have been detected by or have otherwise come to the attention of the Auditor in the course of the audit or otherwise.

26.	Receive reports submitted to the Committee by the Auditor pursuant to Section 10A(k) of the Exchange Act regarding: (i) critical accounting policies and practices to be used in the audit; (ii) alternative treatments of financial information; and (iii) material written communications between the independent auditor and management.

27.	Review and discuss with the Chief Executive Officer and the Chief Financial Officer their respective conclusions set forth in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, regarding the effectiveness of the Company’s disclosure controls and procedures.

28.	Review and discuss with the Chief Executive Officer and the Chief Financial Officer any matters required to be disclosed by such officers pursuant to Rule 13a-14 of the Exchange Act regarding any significant deficiencies in the design or operation of the Company’s internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data.

29.	Review and discuss with the Chief Executive Officer and the Chief Financial Officer any matters required to be disclosed by such officers pursuant to Rule 13a-14 of the Exchange Act regarding any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

DELEGATION OF AUTHORITY

The Committee may, to the extent permitted under applicable law, the rules of NYSE American and the SEC, and the Company’s Articles of Incorporation and Bylaws, form and delegate authority to subcommittees when appropriate.

COMPENSATION

Members of the Committee will receive such fees, if any, for their service as Committee members as may be determined by the Board. Such fees may include retainers or per-meeting fees and will be paid in such form of consideration as is determined by the Board in accordance with the applicable rules of the NYSE American and the SEC. Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof and reimbursement for reasonable expenses.

5